UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 25, 2005
                               (January 25, 2005)


                              PLX TECHNOLOGY, INC.
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                                    --------
                 (State or Other Jurisdiction of Incorporation)


       000-25699                                        94-3008334
 ----------------------                     ----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)



                  870 Maude Avenue, Sunnyvale, California     94085
              --------------------------------------------------------
               (Address of Principal Executive Offices)    (Zip Code)


                                 (408) 774-9060
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 25, 2005, PLX Technology Inc., a Delaware corporation (the "Company"), issued a press release announcing financial results for the fourth quarter and fiscal year ended 2004.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     On January 25, 2005, PLX Technology Inc., a Delaware corporation (the "Company"), issued a press release announcing financial results for the fourth quarter and fiscal year ended 2004.

     The press release issued on January 25, 2005 by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.


(c) Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit Number         Description
--------------         ------------

    99.1 Press Release, dated as of January 25, 2005, announcing PLX Technology's financial results for the fourth quarter and fiscal year ended 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PLX TECHNOLOGY, INC.
                                               (the Registrant)

                                               By:  /s/ RAFAEL TORRES
                                                    -----------------
                                                    Rafael Torres
                                                    Vice President, Finance,
                                                    Chief Financial Officer
                                                    and Secretary

Dated:  January 25, 2005